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         Exhibit 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                   SECTION 906 OF THE SARBANES-OXLEY ACT 2002


                  In connection with the Annual Report of Royal Bancshares ("Royal") on form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph P. Campbell, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.





                                                         /s/ Joseph P. Campbell
                                                         -----------------------
                                                         Joseph P. Campbell
                                                         Chief Executive Officer
                                                         March 12, 2004.